Disclaimer

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Paya, Inc. or FinTech Acquisition Corp. III or any of Paya, Inc.'s or FinTech Acquisition Corp. III's affiliates' securities (as such term is defined under the U.S. Federal Securities Law). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (collectively, the "Business Combination"), of Paya, Inc. and FinTech Acquisition Corp. III and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the issuance of this document. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance. Paya, Inc. and FinTech Acquisition Corp. III assume no obligation to update the information in this Investor Presentation. This Investor Presentation is strictly confidential and may not be copied, reproduced, redistributed or passed on, in whole or in part, or disclosed, directly or indirectly, to any other person or published or for any purpose. This Investor Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Investor Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, as that term is defined in the United States Securities Act of 1933, as amended (the "Securities Act"), except to a limited number of qualified institutional buyers ("QIBs"), as defined in Rule 144A under the Securities Act, or institutional "accredited investors" within the meaning of Regulation D under the Securities Act.

Use of Projections

This Presentation contains financial forecasts with respect to Paya, Inc. Neither FinTech Acquisition Corp. III's independent auditors, nor the independent registered public accounting firm of Paya, Inc., audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results.

Forward Looking Statements

This Investor Presentation includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of FinTech Acquisition Corp. III, Paya, Inc. or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement and the proposed business combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain approval of the stockholders of FinTech Acquisition Corp. III or other conditions to closing in the Transaction Agreement; (3) the ability to meet Nasdaq's listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Paya, Inc. as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Paya, Inc. may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the Securities and Exchange Commission ("SEC") by FinTech Acquisition Corp. III. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FinTech Acquisition Corp. III and Paya, Inc. undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Use of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. FinTech Acquisition Corp. III and Paya, Inc. believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Paya, Inc. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and page 32 of this Presentation for a reconciliations of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Additional Information

In connection with the proposed Business Combination between Paya, Inc. and FinTech Acquisition Corp. III, FinTech Acquisition Corp. III intends to file with the SEC a preliminary proxy statement / prospectus and will mail a definitive proxy statement / prospectus and other relevant documentation to FinTech Acquisition Corp. III stockholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed Business Combination. FinTech Acquisition Corp. III stockholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with FinTech Acquisition Corp. III's solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Business Combination because these materials will contain important information about Paya, Inc., FinTech Acquisition Corp. III and the proposed transactions. The definitive proxy statement / prospectus will be mailed to FinTech Acquisition Corp. III stockholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC's website at http://sec.gov or by directing a request to: James J. McEntee, III, President and Chief Financial Officer, FinTech Acquisition Corp. III, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

This Investor Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.

Participants in the Solicitation

FinTech Acquisition Corp. III and its directors and officers may be deemed participants in the solicitation of proxies of FinTech Acquisition Corp. III stockholders in connection with the proposed Business Combination. FinTech Acquisition Corp. III stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FinTech Acquisition Corp. III in FinTech Acquisition Corp. III's Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FinTech Acquisition Corp. III stockholders in connection with the proposed transaction will be set forth in the proxy statement / prospectus for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement / prospectus that FinTech Acquisition Corp. III intends to file with the SEC.

Partner Support as Key Differentiator

Leveraging 15+ years of deep experience in growing software partnerships

The Paya Partner Model		Partner Benefits
Technical & Operational Model Design	Robust Technology Change Management	Faster Speed to Revenue
Co-Marketing & Sales Training	Implementation Playbook	Accelerated Penetration & Adoption
Vertical Specific Customer Support	Dedicated Partner Development Team	Higher Customer Retention Rate
		Increased Customer Acquisition
		Fast & Efficient Integration Effort

PayaConnect is complemented by outstanding end-to-end support that is expected by high quality middle-market software partners